Financial Data

SBC COMMUNCIATIONS INC.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended	Twelve Months Ended
	12/31/2004	12/31/2003	% Chg	12/31/2004	12/31/2003	% Chg

Operating Revenues
Voice	$ 5,092	$ 5,234	-2.7%	$20,796	$ 21,986	-5.4%
Data	2,877	2,604	10.5%	10,984	10,150	8.2%
Long-distance voice	868	703	23.5%	3,297	2,561	28.7%
Directory advertising	963	980	-1.7%	3,832	3,894	-1.6%
Other	487	455	7.0%	1,878	1,907	-1.5%

Total Operating Revenues	10,287	9,976	3.1%	40,787	40,498	0.7%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,580	4,354	5.2%	17,383	16,739	3.8%

Selling, general and administrative	2,596	2,507	3.6%	9,939	9,605	3.5%

Depreciation and amortization	1,864	1,945	-4.2%	7,564	7,870	-3.9%

Total Operating Expenses	9,040	8,806	2.7%	34,886	34,214	2.0%

Operating Income	1,247	1,170	6.6%	5,901	6,284	-6.1%

Interest Expense	318	269	18.2%	1,023	1,242	-17.6%

Interest Income	116	198	-41.4%	492	603	-18.4%

Equity in Net Income (Loss) of Affiliates	(193)	80	-	978	1,253	-21.9%

Other Income (Expense) - Net	60	132	-54.5%	922	1,818	-49.3%

Income Before Income Taxes	912	1,311	-30.4%	7,270	8,716	-16.6%

Income Taxes	158	423	-62.6%	2,225	2,857	-22.1%

Income From Continuing Operations	754	888	-15.1%	5,045	5,859	-13.9%
Income From Discontinued Operations, net of tax	-	24	-	908	112	-

Income Before Extraordinary Item and Cumulative
Effect of Accounting Changes	754	912	-17.3%	5,953	5,971	-0.3%

Extraordinary Item, net of tax	-	(7)	-	-	(7)	-
Cumulative Effect of Accounting Changes, net of tax	-	-	-	-	2,541	-

Net Income	$ 754	$ 905	-16.7%	$ 5,953	$ 8,505	-30.0%

Basic Earnings Per Share:
Income from Continuing Operations	$ 0.23	$ 0.27	-14.8%	$ 1.52	$ 1.77	-14.1%
Income Before Extraordinary Item and Cumulative
Effect of Accounting Changes	$ 0.23	$ 0.28	-17.9%	$ 1.80	$ 1.80	-
Net Income	$ 0.23	$ 0.27	-14.8%	$ 1.80	$ 2.56	-29.7%
Weighted Average Common
Shares Outstanding (000,000)	3,307	3,308	-	3,310	3,318	-0.2%
Diluted Earnings Per Share:
Income from Continuing Operations	$ 0.23	$ 0.27	-14.8%	$ 1.52	$ 1.76	-13.6%
Income Before Extraordinary Item and Cumulative
Effect of Accounting Changes	$ 0.23	$ 0.28	-17.9%	$ 1.79	$ 1.80	-0.6%
Net Income	$ 0.23	$ 0.27	-14.8%	$ 1.79	$ 2.56	-30.1%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,317	3,320	-0.1%	3,322	3,329	-0.2%

Financial Data

SBC COMMUNCIATIONS INC.
Statements of Segment Income
Dollars in millions
Unaudited	Three Months Ended	Twelve Months Ended

Wireline	12/31/2004	12/31/2003	% Chg		12/31/2004	12/31/2003	% Chg

Segment Operating Revenues
Voice	$5,091	$5,234	-	2.7%	$20,796	$21,986	-	5.4%
Data	2,877	2,604		10.5%	10,984	10,150		8.2%
Long-distance voice	868	703		23.5%	3,297	2,561		28.7%
Other	470	439		7.1%	1,810	1,843	-	1.8%

Total Segment Operating Revenues	9,306	8,980		3.6%	36,887	36,540		0.9%

Segment Operating Expenses
Cost of sales	4,401	4,145		6.2%	16,603	15,941		4.2%

Selling, general and administrative
Selling	1,807	1,631		10.8%	6,747	6,276		7.5%
General and administrative	620	685	-	9.5%	2,459	2,518	-	2.3%

Selling, general and administrative	2,427	2,316		4.8%	9,206	8,794		4.7%

Depreciation and amortization	1,836	1,913	-	4.0%	7,454	7,763	-	4.0%

Total Segment Operating Expenses	8,664	8,374		3.5%	33,263	32,498		2.4%

Segment Income	$642	$606		5.9%	$3,624	$4,042	-	10.3%

Cingular *

Segment Operating Revenues
Service revenues	$6,276	$3,534		77.6%	$17,473	$14,223		22.9%
Equipment sales	806	378		-	1,963	1,260		55.8%

Total Segment Operating Revenues	7,082	3,912		81.0%	19,436	15,483		25.5%

Segment Operating Expenses
Cost of services and equipment sales	2,923	1,516		92.8%	7,487	5,683		31.7%
Selling, general and administrative	2,946	1,495		97.1%	7,347	5,422		35.5%
Depreciation and amortization	1,390	572		-	3,079	2,089		47.4%

Total Segment Operating Expenses	7,259	3,583		-	17,913	13,194		35.8%

Segment Operating Income (Loss)	(177)	329		-	1,523	2,289	-	33.5%

Other Income (Expense) - Net	(387)	(305)	-	26.9%	(1,360)	(1,239)		-9.8%

Segment Income (Loss)	$(564)	$24		-	$163	$1,050	-	84.5%

* Results reflect 100% of Cingular Wireless' actual results
Directory

Segment Operating Revenues	$953	$948		0.5%	$3,759	$3,773	-	0.4%

Segment Operating Expenses
Cost of sales	225	219		2.7%	890	847		5.1%

Selling, general and administrative
Selling	115	110		4.5%	367	412	-	10.9%
General and administrative	93	90		3.3%	387	378		2.4%

Selling, general and administrative	208	200		4.0%	754	790	-	4.6%

Depreciation and amortization	2	5	-	60.0%	9	21	-	57.1%

Total Segment Operating Expenses	435	424		2.6%	1,653	1,658	-	0.3%

Segment Income	$518	$524	-	1.1%	$2,106	$2,115	-	0.4%

International

Segment Operating Revenues	$5	$7	-	28.6%	$22	$30	-	26.7%

Segment Operating Expenses	12	5		-	31	47	-	34.0%

Segment Operating Income (Loss)	(7)	2		-	(9)	(17)		47.1%

Equity in Net Income of Affiliates	99	51		94.1%	812	606		34.0%

Segment Income	$92	$53		73.6%	$803	$589		36.3%

Financial Data

SBC COMMUNCIATIONS INC.
Consolidated Balance Sheets
Dollars in millions except per share amounts	12/31/2004	12/31/2003
Unaudited

Assets
Current Assets
Cash and cash equivalents	$760	$4,806
Short-term investments	99	378
Accounts receivable - net of allowances for
uncollectibles of $881 and $908	5,480	6,160
Prepaid expenses	746	760
Deferred income taxes	566	741
Other current assets	890	926
Assets of discontinued operations	-	252

Total current assets	8,541	14,023

Property, plant and equipment - at cost	136,177	133,923
Less: accumulated depreciation and amortization	86,131	81,795

Property, Plant and Equipment - Net	50,046	52,128

Goodwill - Net	1,625	1,611
Investments in Equity Affiliates	1,798	6,924
Investments in and Advances to Cingular Wireless	33,792	11,003
Other Assets	13,147	14,544

Total Assets	$108,949	$100,233

Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year	$5,734	$1,879
Accounts payable and accrued liabilities	10,038	10,658
Accrued taxes	1,487	402
Dividends payable	1,065	1,033
Liabilities of discontinued operations	610	328

Total current liabilities	18,934	14,300

Long-Term Debt	21,231	16,097

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	15,660	15,070
Postemployment benefit obligation	9,076	12,691
Unamortized investment tax credits	188	220
Other noncurrent liabilities	3,290	3,607

Total deferred credits and other noncurrent liabilities	28,214	31,588

Shareowners' Equity
Common shares issued ($1 par value)	3,433	3,433
Capital in excess of par value	12,804	13,010
Retained earnings	29,418	27,635
Treasury shares (at cost)	(4,535)	(4,698)
Additional minimum pension liability adjustment	(190)	(1,132)
Accumulated other comprehensive income (loss)	(360)	-

Total shareowners' equity	40,570	38,248

Total Liabilities and Shareowners' Equity	$108,949	$100,233

Financial Data

SBC COMMUNCIATIONS INC.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivlents
Unaudited	Twelve Months Ended
	12/31/2004	12/31/2003	12/31/2002

Operating Activities
Net income	$5,953	$8,505	$5,653
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	7,564	7,870	8,578
Undistributed earnings from investments in equity affiliates	(647)	(965)	(1,586)
Provision for uncollectible accounts	761	846	1,381
Amortization of investment tax credits	(32)	(24)	(30)
Deferred income tax expense	685	3,446	2,474
Net gain on sales of investments	(939)	(1,775)	(794)
Extraordinary item, net of tax	-	7	-
Cumulative effect of accounting changes, net of tax	-	(2,541)	1,820
Income from discontinued operations, net of tax	(908)	(112)	(112)
Retirement benefit funding	(2,232)	(1,645)	(3)
Changes in operating assets and liabilities:
Accounts receivable	(81)	(338)	(530)
Other current assets	(102)	(14)	472
Accounts payable and accrued liabilities	477	511	(1,919)
Other - net	156	(414)	(268)

Total adjustments	4,702	4,852	9,483

Net Cash Provided by Operating Activities	10,655	13,357	15,136

Investing Activities
Construction and capital expenditures	(5,099)	(5,219)	(6,808)
Investments in affiliates - net	(22,660)	-	(139)
Purchases of held-to-maturity securities	(135)	(710)	(1)
Maturities of held-to-maturity securities	499	248	2
Dispositions	6,622	3,020	4,349
Acquisitions	(74)	(8)	(731)
Proceeds from note repayment	50	-	-
Purchase of other investments	-	(436)	-
Proceeds from sales of other investments	50	-	-

Net Cash Used in Investing Activities	(20,747)	(3,105)	(3,328)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	3,398	(78)	(1,791)
Issuance of other short-term borrowings	-	-	4,618
Repayment of other short-term borrowings	-	(1,070)	(7,718)
Issuance of long-term debt	6,461	-	2,251
Repayment of long-term debt	(881)	(3,098)	(1,499)
Purchase of treasury shares	(448)	(490)	(1,456)
Issuance of treasury shares	216	102	147
Issuance of preferred shares of subsidiaries	-	-	43
Dividends paid	(4,141)	(4,539)	(3,557)
Other	-	-	(56)

Net Cash Provided by (Used in) Financing Activities	4,605	(9,173)	(9,018)

Net increase (decrease) in cash and cash equivalents
from continuing operations	(5,487)	1,079	2,790

Net increase in cash and cash equivalents
from discontinued operations	1,441	156	77

Net increase (decrease) in cash and cash equivalents	(4,046)	1,235	2,867

Cash and cash equivalents beginning of year	4,806	3,571	704

Cash and Cash Equivalents End of Year	$760	$4,806	$3,571

Non-GAAP Financial Data Reconciliation

SBC Communications Inc.

Adjusted Diluted EPS Reconciliation

Unaudited

2004	1Q04	2Q04	3Q04	4Q04	Total

EPS from Continuing Operations	0.58	0.34	0.38	0.23	1.52
Adjustments:
Belgacom gain	(0.22)	-	-	-	(0.22)
Strike & labor settlement	-	0.05	-	-	0.05
Pension and severence costs	-	-	-	0.05	0.05
Impact of favorable tax adjustment	-	-	-	(0.02)	(0.02)
Cingular integration costs	-	-	0.01	0.03	0.04
Cingular intangible amortization	-		-	0.05	0.05

Adjusted EPS from Continuing Operations	0.36	0.40	0.38	0.34	1.47
EPS impact - income from disposed equity investments	(0.02)	(0.02)	(0.01)	-	(0.05)

Adjusted	0.33	0.38	0.38	0.34	1.42

2003	1Q03	2Q03	3Q03	4Q03	Total

EPS from Continuing Operations	0.73	0.41	0.36	0.27	1.76
Adjustments:
Cegetel gain	(0.32)	-	-	-	(0.32)
Severance costs	-	-	-	0.03	0.03
Belgacom pension transfer	-	-	-	0.03	0.03

Adjusted EPS from Continuing Operations	0.41	0.41	0.36	0.33	1.51
EPS impact - income from disposed equity investments	(0.02)	(0.02)	(0.03)	(0.03)	(0.10)

Adjusted	0.39	0.39	0.32	0.30	1.41

The EPS impact of each line has been rounded to the nearest penny. Totals may not add due to rounding.

The adjustments above include items of a size and nature to be meaningful when comparing results to prior or prospective quarters. They reflect sizable gains on dispositions, costs arising from Cingular’s acquisition of AT&T Wireless, and certain employee related costs at SBC or its equity investments. Items in any individual quarter that had offsetting effects (e.g., gains and losses), were not adjusted when net impacts were small. Since Cingular integration costs are anticipated to occur in several quarters, the costs for 3Q04 have been identified in the adjustment above, even though the amounts for that quarter were not sizable. Adjustments to remove the income from equity investments completely disposed of during 2004 (TDC, Telkom South Africa, Belgacom) are also shown to be comparable to future quarters.

Non-GAAP Financial Data

SBC Communications Inc.
Supplemental Consolidated Income Statements
Dollars in millions
Unaudited

Three Months Ended	Twelve Months Ended
	12/31/2004	12/31/2003	% Chg	12/31/2004	12/31/2003	% Chg

Total Operating Revenues	$17,226	$ 13,762	25.2%	$ 59,648	$ 55,442	7.6%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	7,360	5,744	28.1%	24,295	21,883	11.0%

Selling, general and administrative	5,542	4,002	38.5%	17,286	15,027	15.0%

Depreciation and amortization	3,254	2,517	29.3%	10,643	9,959	6.9%

Total Operating Expenses	16,156	12,263	31.7%	52,224	46,869	11.4%

Operating Income	1,070	1,499	-28.6%	7,424	8,573	-13.4%

Interest Expense	531	384	38.3%	1,567	1,701	-7.9%

Interest Income	35	112	-68.8	148	220	-32.7%

Minority Interest	233	(26)	-	(146)	(523)	-72.1%

Equity in Net Income (Loss) of Affiliates	8	(17)	-	452	317	42.6%

Other Income (Expense) - Net	61	132	-53.8%	925	1,847	-49.9%

Income Before Income Taxes	876	1,316	-33.4%	7,236	8,733	-17.1%

Income Taxes	122	428	-71.5%	2,191	2,874	-23.8%

Income From Continuing Operations	754	888	-15.1%	5,045	5,859	-13.9%
Income From Discontinued Operations, net of tax	-	24	-	908	112	-

Income Before Extraordinary item and Cumulative
Effect of Accounting Changes	754	912	-17.3%	5,953	5,971	-0.3%

Extraordinary Item, net of tax	-	(7)	-	-	(7)	-
Cumulative Effect of Accounting Changes, net of tax	-	-	-	-	2,541	-

Net Income	$ 754	$ 905	-16.7%	$ 5,953	$ 8,505	-30.0%

As required by GAAP rules for joint ventures, SBC reflects Cingular’s results in the Equity in Net Income of Affiliates line of its consolidated income statement rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of SBC’s majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to SBC’s overall operations, starting with fourth-quarter 2004 results, SBC will provide a supplemental consolidated income statement that will include full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to SBC’s Consolidated Statements of Income on the following pages.

Non-GAAP Financial Data Reconciliation
SBC Communications Inc.

For the Three Months Ended 12/31/2004
Dollars in millions

Unaudited

Reported	Non-GAAP

			Consolidating	Supplemental
	SBC	Cingular	Adjustments	Consolidated

Total Operating Revenues	$10,287	$7,082	$(143)	$17,226

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,580	2,923	(143)	7,360

Selling, general and administrative	2,596	2,946	-	5,542

Depreciation and amortization	1,864	1,390	-	3,254

Total Operating Expenses	9,040	7,259	(143)	16,156

Operating Income	1,247	(177)	-	1,070

Interest Expense	318	303	(90)	531

Interest Income	116	9	(90)	35

Minority Interest	1	2	230	233

Equity in Net Income (Loss) of Affiliates	(193)	(97)	298	8

Other Income (Expense) - Net	59	2	-	61

Income Before Income Taxes	912	(564)	528	876

Income Taxes	158	(67)	31	122

Income From Continuing Operations	754	(497)	497	754
Income From Discontinued Operations, net of tax	-	-	-	-

Income Before Cumulative
Effect of Accounting Changes	754	(497)	497	754

Extraordinary Item, net of tax	-	-	-	-
Cumulative Effect of Accounting Changes, net of tax	-	-	-	-

Net Income	$754	$(497)	$497	$754

For the Three Months Ended 12/31/2003
Dollars in millions

Unaudited

Reported	Non-GAAP

			Consolidating	Supplemental
	SBC	Cingular	Adjustments	Consolidated

Total Operating Revenues	$9,976	$3,912	$(126)	$13,762

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,354	1,516	(126)	5,744

Selling, general and administrative	2,507	1,495	-	4,002

Depreciation and amortization	1,945	572	-	2,517

Total Operating Expenses	8,806	3,583	(126)	12,263

Operating Income	1,170	329	-	1,499

Interest Expense	269	204	(89)	384

Interest Income	198	3	(89)	112

Minority Interest	1	(17)	(10)	(26)

Equity in Net Income (Loss) of Affiliates	80	(88)	(9)	(17)

Other Income (Expense) - Net	131	1	-	132

Income Before Income Taxes	1,311	24	(19)	1,316

Income Taxes	423	8	(3)	428

Income From Continuing Operations	888	16	(16)	888
Income From Discontinued Operations, net of tax	24	-	-	24

Income Before Extraordinary item and Cumulative
Effect of Accounting Changes	912	16	(16)	912

Extraordinary Item, net of tax	(7)	-	-	(7)
Cumulative Effect of Accounting Changes, net of tax	-	-	-	-

Net Income	$905	$16	$(16)	$905

Non-GAAP Financial Data Reconciliation SBC Communications Inc.

Supplemental Consolidated Income Statements
For the Twelve Months Ended 12/31/2004
Dollars in millions

Unaudited

Reported	Non-GAAP

			Consolidating	Supplemental
	SBC	Cingular	Adjustments	Consolidated

Total Operating Revenues	$40,787	$19,436	$(575)	$59,648

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	17,383	7,487	(575)	24,295

Selling, general and administrative	9,939	7,347	-	17,286

Depreciation and amortization	7,564	3,079	-	10,643

Total Operating Expenses	34,886	17,913	(575)	52,224

Operating Income	5,901	1,523	-	7,424

Interest Expense	1,023	900	(356)	1,567

Interest Income	492	12	(356)	148

Minority Interest	1	(86)	(61)	(146)

Equity in Net Income (Loss) of Affiliates	978	(390)	(136)	452

Other Income (Expense) - Net	921	4	-	925

Income Before Income Taxes	7,270	163	(197)	7,236

Income Taxes	2,225	(63)	29	2,191

Income From Continuing Operations	5,045	226	(226)	5,045
Income From Discontinued Operations, net of tax	908	-	-	908

Income Before Cumulative
Effect of Accounting Changes	5,953	226	(226)	5,953

Extraordinary Item, net of tax	-	-	-	-
Cumulative Effect of Accounting Changes, net of tax	-	-	-	-

Net Income	$5,953	$226	$(226)	$5,953

For the Twelve Months Ended 12/31/2003
Dollars in millions

Unaudited

Reported	Non-GAAP

			Consolidating	Supplemental
	SBC	Cingular	Adjustments	Consolidated

Total Operating Revenues	$40,498	$15,483	$(539)	$55,442

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	16,739	5,683	(539)	21,883

Selling, general and administrative	9,605	5,422	-	15,027

Depreciation and amortization	7,870	2,089	-	9,959

Total Operating Expenses	34,214	13,194	(539)	46,869

Operating Income	6,284	2,289	-	8,573

Interest Expense	1,242	856	(397)	1,701

Interest Income	603	14	(397)	220

Minority Interest	(2)	(101)	(420)	(523)

Equity in Net Income (Loss) of Affiliates	1,253	(323)	(613)	317

Other Income (Expense) - Net	1,820	27	-	1,847

Income Before Income Taxes	8,716	1,050	(1,033)	8,733

Income Taxes	2,857	28	(11)	2,874

Income From Continuing Operations	5,859	1,022	(1,022)	5,859
Income From Discontinued Operations, net of tax	112	-	-	112

Income Before Extraordinary item and Cumulative
Effect of Accounting Changes	5,971	1,022	(1,022)	5,971

Extraordinary Item, net of tax	(7)	-	-	(7)
Cumulative Effect of Accounting Changes, net of tax	2,541	-	-	2,541

Net Income	$8,505	$1,022	$(1,022)	$8,505